DRAFT 2:11.03.03

                      SEVENTH ISSUER MASTER DEFINITIONS AND
                             CONSTRUCTION SCHEDULE


                              DATED {circle}, 2003


                          HOLMES FINANCING (NO. 7) PLC





                                  ALLEN & OVERY
                                     London

                                   CONTENTS

CLAUSE                                                                     PAGE

1.    Definitions.............................................................1
2.    Interpretation and Construction........................................30
3.    Governing Law..........................................................33

Signatories..................................................................34

THIS SEVENTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on {circle}, 2003 BY:

(1)   ALLEN & OVERY of One New Change, London EC4M 9QQ; and

(2)   SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.

1.    DEFINITIONS

      Words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or unless the context otherwise requires, have the same meanings as set out in this Seventh Issuer Master Definitions and Construction Schedule.

      Words and expressions used in this Seventh Issuer Master Definitions Schedule but not defined herein shall, unless the context otherwise requires, have the same meanings as set out in the Master Definitions and Construction Schedule or the relevant Issuer Master Definitions and Construction Schedule as the case may be.

      ADDITIONAL INTEREST has the meaning given in Condition 4(B) of the Seventh Issuer Notes;

      AGENT BANK means JPMorgan Chase Bank, London Branch or such other person for the time being acting as agent bank under the Seventh Issuer Paying Agent and Agent Bank Agreement;

      AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

      AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS means the amendment agreement so named dated the Second Issuer Closing Date;

      APPOINTEE means any attorney, manager, agent, delegate, nominee, custodian or other person appointed by the Note Trustee or the Seventh Issuer Security Trustee under the Seventh Issuer Trust Deed or the Seventh Issuer Deed of Charge (as applicable);

      AUDITORS means Deloitte & Touche of Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR or such other internationally recognised independent firm of auditors selected from time to time by the Seventh Issuer, the Seventh Issuer Security Trustee and the Security Trustee;

      AUTHORISED DENOMINATIONS means denominations of, in the case of the Series 1 Class A Seventh Issuer Notes, the Series 1 Class B Seventh Issuer Notes, the Series 1 Class M Seventh Issuer Notes, the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, the Series 2 Class M Seventh Issuer Notes and the Series 3 Class A Seventh Issuer Notes, US$1,000, US$10,000 or US$100,000 and integral multiples thereof; in the case of the Series 4 Class A1 Seventh Issuer Notes, the Series 4 Class B Seventh Issuer Notes and the Series 4 Class M Seventh Issuer Notes, e500,000 and integral multiples thereof; and in the case of the Series 3 Class B Seventh Issuer Notes, the Series 3 Class M Seventh Issuer Notes and the Series 4 Class A2 Seventh Issuer Notes, {pound-sterling}10,000 or {pound-sterling}100,000 and integral multiples thereof and in any case such denominations (in each case) as the Note Trustee shall determine and notify to the relevant Seventh Issuer Noteholders;

      AUTHORISED INVESTMENTS means:

      (a)    Sterling gilt-edged securities; and

      (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date falling no later than the next following Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the Financial Services and Markets Act 2000 with a Part IV permission (within the meaning of that Act) that includes accepting deposits) are rated at least A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or their equivalents by three other internationally recognised rating agencies;

      AUTHORISED SIGNATORY means any authorised signatory referred to in the Seventh Issuer Account Mandates;

      BASIC TERMS MODIFICATION has the meaning given in paragraph 5 of Schedule 4 to the Seventh Issuer Trust Deed;

      BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Seventh Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

      BULLET AMOUNT means, (a) in respect of the Seventh Issuer Series 2 Term AAA Advance, the sum of {pound-sterling}[789,640,000]; and (b) in respect of any New Term Advance which is a Bullet Term Advance, the scheduled amount of principal due in respect of such Bullet Term Advance on the relevant Scheduled Repayment Date;

      BULLET TERM ADVANCE means the Seventh Issuer Series 2 Term AAA Advance and any New Term Advance, the full amount of principal of which is due on a Scheduled Repayment Date;

      BUSINESS DAY means a day which is a London Business Day and a New York Business Day and a TARGET Business Day;

      CLASS A SEVENTH ISSUER NOTE ENFORCEMENT NOTICE means a notice issued by the Note Trustee to the Seventh Issuer and the Seventh Issuer Security Trustee declaring the Class A Seventh Issuer Notes to be due and repayable pursuant to Condition 9(A) of the Seventh Issuer Notes;

      CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Class A Seventh Issuer Notes;

      CLASS A SEVENTH ISSUER NOTES means the Series 1 Class A Seventh Issuer Notes, the Series 2 Class A Seventh Issuer Notes, the Series 3 Class A Seventh Issuer Notes and the Series 4 Class A Seventh Issuer Notes;

      CLASS B SEVENTH ISSUER NOTE ENFORCEMENT NOTICE means a notice issued by the Note Trustee to the Seventh Issuer and the Seventh Issuer Security Trustee declaring the Class B Seventh Issuer Notes to be due and repayable pursuant to Condition 9(B) of the Seventh Issuer Notes;

      CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Class B Seventh Issuer Notes;

      CLASS B SEVENTH ISSUER NOTES means the Series 1 Class B Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, the Series 3 Class B Seventh Issuer Notes and the Series 4 Class B Seventh Issuer Notes;

      CLASS M SEVENTH ISSUER NOTE ENFORCEMENT NOTE means a notice issued by the Note Trustee to the Seventh Issuer and the Seventh Issuer Security Trustee declaring the Class M Seventh Issuer Notes to be due and repayable pursuant to Condition 9(C) of the Seventh Issuer Notes;

      CLASS M SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Class M Seventh Issuer Notes;

      CLASS M SEVENTH ISSUER NOTES means the Series 1 Class M Seventh Issuer Notes, the Series 2 Class M Seventh Issuer Notes, the Series 3 Class M Seventh Issuer Notes and the Series 4 Class M Seventh Issuer Notes;

      COMMON DEPOSITARY means JPMorgan Chase Bank, London Branch, in its capacity as common depositary for Euroclear Bank S.A./N.V., as operator of the Euroclear System and Clearstream Banking, soci{e'}t{e'} anonyme;

      CONDITIONS or TERMS AND CONDITIONS means the terms and conditions of the Seventh Issuer Notes set out in Schedule 3 to the Seventh Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Seventh Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

      CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Initial Closing Date and made between the Corporate Services Provider, Holdings, the First Issuer, Funding, the Mortgages Trustee, the First Issuer Post-Enforcement Call Option Holder, the Seller and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the First Issuer, Funding, the Mortgages Trustee, Holdings and the First Issuer Post-Enforcement Call Option Holder;

      CORPORATE SERVICES PROVIDER means SPV Management Limited or such other person or persons for the time being acting as corporate services provider to Funding and certain other parties under the Corporate Services Agreement and acting as corporate services provider under the Seventh Issuer Corporate Services Agreement;

      CURRENCY SWAP AGREEMENTS means the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class M Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class M Dollar Currency Swap Agreement, the Series 3 Class A Dollar Currency Swap Agreement, the Series 4 Class A1 Euro Currency Swap Agreement, the Series 4 Class B Euro Currency Swap Agreement and the Series 4 Class M Euro Currency Swap Agreement;

      CURRENCY SWAP PROVIDER means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and CURRENCY SWAP PROVIDERS means all of them;

      CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

      DEFAULT RATE means the rate of interest charged to, in respect of the Seventh Issuer Liquidity Facility Agreement, the Seventh Issuer on the amount the Seventh Issuer is owing and which is overdue under the terms of the Seventh Issuer Liquidity Facility Agreement to the Seventh Issuer Liquidity Facility Provider;

      DEFAULTING PARTY has the meaning given to it in the Seventh Issuer Swap Agreements;

      DEFERRED INTEREST has the meaning given in Condition 4(B) of the Seventh Issuer Notes;

      DEFINITIVE SEVENTH ISSUER NOTES means the Dollar Definitive Seventh Issuer Notes and the Reg S Definitive Seventh Issuer Notes;

      DESIGNATED SUBSIDIARY has the meaning given in Clause 2.2 of the Seventh Issuer Post-Enforcement Call Option Agreement;

      DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of the Seventh Issuer Notes and the Seventh Issuer Closing Date;

      DOLLAR CURRENCY SWAP AGREEMENTS means the Series 1 Dollar Currency Swap Agreements, the Series 2 Dollar Currency Swap Agreements and the Series 3 Dollar Currency Swap Agreements;

      DOLLAR CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

      DOLLAR CURRENCY SWAP PROVIDERS means the Series 1 Dollar Currency Swap Provider and the Series 2 Dollar Currency Swap Provider and the Series 3 Dollar Currency Swap Provider;

      DOLLAR CURRENCY SWAP RATES means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to, as applicable, the Series 1 Class A Issuer Dollar Currency Swap Agreement, the Series 1 Class B Issuer Dollar Currency Swap Agreement, the Series 1 Class M Issuer Dollar Currency Swap Agreement, the Series 2 Class A Issuer Dollar Currency Swap Agreement, the Series 2 Class B Issuer Dollar Currency Swap Agreement, the Series 2 Class M Issuer Dollar Currency Swap Agreement and the Series 3 Class A Issuer Dollar Currency Swap Agreement (in each case, as applicable), or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the SPOT rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

      DOLLAR CURRENCY SWAPS means the Sterling-Dollar currency swaps made under the Series 1 Dollar Currency Swap Agreements, the Series 2 Dollar Currency Swap Agreements and the Series 3 Dollar Currency Swap Agreements;

      DOLLAR DEFINITIVE SEVENTH ISSUER NOTES means the Series 1 Class A Definitive Seventh Issuer Notes, the Series 1 Class B Definitive Seventh Issuer Notes, the Series 1 Class M Definitive Seventh Issuer Notes, the Series 2 Class A Definitive Seventh Issuer Notes, the Series 2 Class B Definitive Seventh Issuer Notes, the Series 2 Class M Definitive Seventh Issuer Notes and the Series 3 Class A Definitive Seventh Issuer Notes;

      DOLLAR GLOBAL SEVENTH ISSUER NOTES means the Series 1 Class A Global Seventh Issuer Note, the Series 1 Class B Global Seventh Issuer Note, the Series 1 Class M Global Seventh Issuer Note, the Series 2 Class A Global Seventh Issuer Note, the Series 2 Class B Global Seventh Issuer Note, the Series 2 Class M Global Seventh Issuer Note and the Series 3 Class A Global Seventh Issuer Note;

      DOLLAR INTEREST DETERMINATION DATE means two London Business Days before the first day of the Interest Period for which the rate will apply (or if the first day of that Interest Period is not a Business Day, the next succeeding Business Day);

      EURO CURRENCY SWAP AGREEMENTS means the Series 4 Class A1 Euro Currency Swap Agreement, the Series 4 Class B Euro Currency Swap Agreement and the Series 4 Class M Euro Currency Swap Agreement;

      EURO CURRENCY SWAP PROVIDER means the Series 4 Class A1 Euro Currency Swap Provider, the Series 4 Class B Euro Currency Swap Provider and the Series 4 Class M Euro Currency Swap Provider;

      EURO CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where a Euro Currency Swap Provider is the Defaulting Party;

      EURO CURRENCY SWAP RATES means the rates at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros pursuant to the Series 4 Class A1 Euro Currency Swap Agreement, the Series 4 Class B Euro Currency Swap Agreement and the Series 4 Class M Euro Currency Swap Agreement (in each case, as applicable), or, if there is no relevant Euro Currency Swap Agreement in effect at such time, the SPOT rate at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros on the foreign exchange markets;

      EURO CURRENCY SWAPS means the Sterling-Euro currency swaps made under the Euro Currency Swap Agreements;

      EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

      EVENT OF DEFAULT means an event of default pursuant to Condition 9 of the Seventh Issuer Notes;

      EXCHANGE RATE means the exchange rate set out in each swap confirmation dated on or about the Seventh Issuer Closing Date under the Currency Swap Agreements;

      EXTENSION REQUEST has the meaning set out in Clause 2.3(a) of the Seventh Issuer Liquidity Facility Agreement;

      EXTRAORDINARY RESOLUTION has  the  meaning  set  out  in  paragraph 23 of
      Schedule 4 to the Seventh Issuer Trust Deed;

      FINAL MATURITY DATE means in respect of:

      (a) the Series 1 Class A Seventh Issuer Notes, the Interest Payment Date falling in April 2004;

      (b) the Series 2 Class A Seventh Issuer Notes, the Interest Payment Date falling in January 2008;

      (c) the Series 3 Class A Seventh Issuer Notes, the Interest Payment Date falling in July 2020;

      (d) the Series 4 Class A1 Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (e) the Series 4 Class A2 Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (f) the Series 1 Class B Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (g) the Series 2 Class B Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (h) the Series 3 Class B Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (i) the Series 4 Class B Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (j) the Series 1 Class M Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (k) the Series 2 Class M Seventh Issuer Notes, the Interest Payment Date falling in July 2040;

      (l) the Series 3 Class M Seventh Issuer Notes, the Interest Payment Date falling in July 2040; and

      (m) the Series 4 Class M Seventh Issuer Notes, the Interest Payment Date falling in July 2040;


      FINAL REDEMPTION means the date on which all moneys and other liabilities for the time being due or owing by the Seventh Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

      FINAL REPAYMENT DATE means in respect of:

      (a) the Seventh Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in April 2004;

      (b) the Seventh Issuer Series 2 Term AAA Advance, the Interest Payment Date falling in January 2008;

      (c) the Seventh Issuer Series 3 Term AAA Advance, the Interest Payment Date falling in July 2020;

      (d) the Seventh Issuer Series 4A1 Term AAA Advance, the Interest Payment Date falling in July 2040;

      (e) the Seventh Issuer Series 4A2 Term AAA Advance, the Interest Payment Date falling in July 2040;

      (f) the Seventh Issuer Series 1 Term AA Advance, the Interest Payment Date falling in July 2040;

      (g) the Seventh Issuer Series 2 Term AA Advance, the Interest Payment Date falling in July 2040;

      (h) the Seventh Issuer Series 3 Term AA Advance, the Interest Payment Date falling in July 2040;

      (i) the Seventh Issuer Series 4 Term AA Advance, the Interest Payment Date falling in July 2040;

      (j) the Seventh Issuer Series 1 Term A Advance, the Interest Payment Date falling in July 2040;

      (k) the Seventh Issuer Series 2 Term A Advance, the Interest Payment Date falling in July 2040;

      (l) the Seventh Issuer Series 3 Term A Advance, the Interest Payment Date falling in July 2040; and

      (m) the Seventh Issuer Series 4 Term A Advance, the Interest Payment Date falling in July 2040;

      FINANCIAL ADVISER means any financial adviser selected by the Seventh Issuer Security Trustee to give such financial advice in relation to the Seventh Issuer Notes as the Seventh Issuer Security Trustee may request from time to time;

      FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

      FINANCIAL YEAR means, in the case of the Seventh Issuer, each 12-month period ending on the last day of the calendar year;

      FUNDING 2 means the new entity, being a wholly owned Subsidiary of Holdings, which may be established by Holdings from time to time to issue new notes and (with the agreement of the Seller and Funding) to acquire an interest in the Trust Property;

      GLOBAL SEVENTH ISSUER NOTES means the global notes issued in respect of the Seventh Issuer Notes, initially in the form of the Dollar Global Seventh Issuer Notes and the Reg S Global Seventh Issuer Notes;

      HOLDINGS means Holmes Holdings Limited;

      ICTA means the Income and Corporation Taxes Act 1988;

      INDEPENDENT  CERTIFICATES  means   certificates  of  independent  parties
      furnished by the Seventh Issuer to the Note Trustee and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

      INITIAL RELEVANT SCREEN RATE means:

      (a) in respect of the Series 1 Class A Seventh Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits and in respect of the Series 1 Class B Seventh Issuer Notes, the Series 1 Class M Seventh Issuer Notes,
      the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, the Series 2 Class M Seventh Issuer Notes and the Series 3 Class A Seventh Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for four-month Dollar deposits (in each case) (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee;

      (b) in respect of the Series 4 Class A1 Seventh Issuer Notes, the Series 4 Class B Seventh Issuer Notes and the Series 4 Class M Seventh Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for three-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for four-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee; or

      (c) in respect of the Series 3 Class B Seventh Issuer Notes, the Series 3 Class M Seventh Issuer Notes and the Series 4 Class A2 Seventh Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for four-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee;

      INTERCOMPANY LOAN TERMS AND CONDITIONS means the standard terms and conditions incorporated into the Seventh Issuer Intercompany Loan Agreement and signed for the purposes of identification by the Security Trustee and Funding on or about the First Issuer Closing Date as amended by the Amendment Agreement to Intercompany Loan Terms and Conditions and the Second Amendment Agreement to Intercompany Loan Terms and Conditions and as amended and restated on or about the Sixth Issuer Closing Date;

      INTEREST AMOUNT means the amount of interest payable on each Seventh Issuer Note in respect of the relevant Interest Period;

      INTEREST DETERMINATION DATE has the meaning given to it in Condition 4 of the Seventh Issuer Notes;

      INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date;

      INTEREST PERIOD means in respect of:

      (a) interest payments made in respect of the Seventh Issuer Notes (other than the Series 1 Class A Seventh Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Seventh Issuer Closing
             Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date;

      (b) the Series 1 Class A Seventh Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Seventh Issuer Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except following the occurrence of a Trigger Event or the enforcement of the Seventh Issuer Security in accordance with the Seventh Issuer Deed of Charge, the Interest Period for the Series 1 Class A Seventh Issuer Notes will be the monthly period from (and including) the 15th day of a month (or, if such day is not a Business Day, the next succeeding Business
             Day) to (but excluding) the 15th day of the next following month (or, if such day is not a Business Day, the next succeeding Business Day);

      ISSUER ORDER means a written order or request signed in the name of the Seventh Issuer by two directors of the Seventh Issuer;

      ISSUER'S CERTIFICATE means a certificate signed in the name of the Seventh Issuer by two directors of the Seventh Issuer;

      LEAD MANAGERS means Salomon Brothers International Limited and J.P. Morgan Securities Ltd.;

      LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Seventh Issuer Closing Date from the Principal Paying Agent and the Seventh Issuer;

      LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

      LONDON STOCK EXCHANGE means the London Stock Exchange plc;

      MANAGERS means:

      (a) in relation to the Series 1 Seventh Issuer Notes, the Series 2 Seventh Issuer Notes and the Series 3 Class A Seventh Issuer Notes, Salomon Brothers International Limited and J.P. Morgan Securities Inc.; and

      (b) in relation to the Series 3 Seventh Issuer Notes (except for the Series 3 Class A Seventh Issuer Notes) and the Series 4 Seventh Issuer Notes, Salomon Brothers International Limited and J.P. Morgan Securities Ltd.;

      MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on or about the Seventh Issuer Closing Date, as the same may be further amended, restated and supplemented from time to time;

      MONEYLINE TELERATE PAGE 3750 means the display designated as Page 3750; and "Moneyline Telerate Page 3740" means the display designated as Page 3740, in each case on the Telerate Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

      NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open in the city of New York;

      NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

      NOTE ENFORCEMENT NOTICE means a Class A Enforcement Notice, a Class B Enforcement Notice or a Class M Enforcement Notice either alone or together;

      NOTE EVENT OF DEFAULT means an event of default pursuant to Condition 9 of the Seventh Issuer Notes;

      NOTE PRINCIPAL PAYMENT means the principal amount redeemable in respect of each Note;

      NOTE TRUSTEE means The Bank of New York, London Branch at One Canada Square, London E14 5AL or such person or persons for the time being acting as note trustee or trustees under the Seventh Issuer Trust Deed;

      NOTEHOLDERS means the holders for the time being of the Seventh Issuer Notes;

      NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with Condition 14 of the Seventh Issuer Notes;

      NOTICE OF EXTENSION has the meaning given to that term in Clause 2.3(C) of the Seventh Issuer Liquidity Facility Agreement;

      NOVATION CERTIFICATE has the meaning given to it in Clause 24.5 of the Seventh Issuer Liquidity Facility Agreement;

      OFFICER'S CERTIFICATE means an officers' certificate furnished by the Seventh Issuer to the Note Trustee and complying with the provisions of
      Section 314 of the Trust Indenture Act;

      OPINION OF COUNSEL means an opinion of counsel furnished by the Seventh Issuer to the Note Trustee and complying with the provisions of Section 314 of the Trust Indenture Act;

      OPTION has the meaning given to it in Clause 2.2 of the Seventh Issuer Post-Enforcement Call Option Agreement;

      OPTION EXERCISE DATE has the meaning ascribed to that expression in Condition 10 of the Seventh Issuer Notes and Clause 2.1 of the Seventh Issuer Post-Enforcement Call Option Agreement;

      PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

      POOL FACTOR has the meaning given to it in Condition 5(C) of the Seventh Issuer Notes;

      POST-ENFORCEMENT CALL OPTION HOLDER or PECOH means PECOH Limited;

      POTENTIAL NOTE EVENT OF DEFAULT has the same meaning as "Potential Seventh Issuer Event of Default";

      POTENTIAL SEVENTH ISSUER EVENT OF DEFAULT or POTENTIAL SEVENTH ISSUER NOTE EVENT OF DEFAULT means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute a Seventh Issuer Event of Default;

      PRINCIPAL AMOUNT OUTSTANDING has the meaning set out in Condition 5(C) of the Seventh Issuer Notes;

      PRINCIPAL PAYING AGENT means JPMorgan Chase Bank, London Branch in its capacity as principal paying agent in the United Kingdom pursuant to the Seventh Issuer Paying Agent and Agent Bank Agreement;

      PROSPECTUS means the prospectus dated {circle} March, 2003 in relation to the issue of the Seventh Issuer Notes;

      QUARTERLY INTEREST PAYMENT DATE means in respect of the Seventh Issuer Notes (other than the Series 1 Class A Seventh Issuer Notes) the 15th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day);

      RATE OF INTEREST has the meaning given in Condition 4(C) of the Seventh Issuer Notes;

      RATING  AGENCIES  means  Standard  &  Poor's  Rating   Services,  Moody's
      Investors Service Limited and Fitch Ratings Ltd.;

      RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Seventh Issuer Charged Property by the Seventh Issuer Security Trustee pursuant to the Seventh Issuer Deed of Charge;

      RECORD DATE in respect of the Definitive Seventh Issuer Notes means the 15th day prior to each Interest Payment Date;

      REFERENCE BANKS means the principal London office of each of [Barclays Bank PLC], [National Westminster Bank Plc] and [Lloyds Bank PLC] or any bank that replaces any of them; and

      REFERENCE BANKS means the Initial Reference Banks (as defined in Condition 4(H) of the Seventh Issuer Notes) and/or such other bank as may be appointed pursuant to Condition 4(H) of the Seventh Issuer Notes;

      REG S means Regulation S under the United States Securities Act of 1933, as amended;

      REG S DEFINITIVE SEVENTH ISSUER NOTES are, where Definitive Seventh Issuer Notes are issued, the Seventh Issuer Notes issued by the Seventh Issuer in exchange for the beneficial interests represented by the Reg S Global Seventh Issuer Note of each class;

      REG S GLOBAL SEVENTH ISSUER NOTES means the Series 3 Global Seventh Issuer Notes and the Series 4 Global Seventh Issuer Notes;

      REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Seventh Issuer Noteholder and the number of Seventh Issuer Notes which each Seventh Issuer Noteholder owns;

      REGULATED MORTGAGE CONTRACT means a contract which, at the time it is entered into: (a) is a contract under which the lender provides credit to an individual or to a trustee; (b) provides that the obligation of the individual/trustee to repay is to be secured by a first legal mortgage or standard security on land (other than timeshare accommodation) in the UK; and (c) at least 40 per cent. of that land is used, or is intended to be used, as or in connection with a dwelling by the individual or (in the case of credit provided to the trustee) by an individual who is a beneficiary of the trust, or by a related person;

      REGISTRAR means J.P. Morgan Bank Luxembourg S.A. in its capacity as the registrar appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement to record the holders of Seventh Issuer Notes;

      REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Seventh Issuer Paying Agent and Agent Bank Agreement;

      RELEVANT MARGIN means:

      (a) in respect of the Series 1 Class A Seventh Issuer Notes, [0.00] per cent. per annum;

      (b) in respect of the Series 1 Class B Seventh Issuer Notes, [0.375] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [0.75] per cent. per annum;

      (c) in respect of the Series 1 Class M Seventh Issuer Notes, [1.35] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [2.35] per cent. per annum;

      (d) in respect of the Series 2 Class A Seventh Issuer Notes, [0.17] per cent. per annum;

      (e) in respect of the Series 2 Class B Seventh Issuer Notes, [0.41] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [0.82] per cent. per annum;

      (f) in respect of the Series 2 Class M Seventh Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

      (g) in respect of the Series 3 Class A Seventh Issuer Notes, [0.24] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [0.48] per cent. per annum;

      (h) in respect of the Series 3 Class B Seventh Issuer Notes, [0.50] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [1.00] per cent. per annum;

      (i) in respect of the Series 3 Class M Seventh Issuer Notes, [1.50] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [2.50] per cent. per annum;

      (j) in respect of the Series 4 Class A1 Seventh Issuer Notes, [0.24] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [0.48] per cent. per annum;

      (k) in respect of the Series 4 Class A2 Seventh Issuer Notes, [0.35] per cent. per annum from (but excluding) the Interest Period ending in [April 2008];

      (l) in respect of the Series 4 Class B Seventh Issuer Notes, [0.52] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [1.04] per cent. per annum; and

      (m) in respect of the Series 4 Class M Seventh Issuer Notes, [1.55] per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter [2.55] per cent. per annum;

      RELEVANT SCREEN RATE means:

      (a) in respect of the first Interest Period, the Initial Relevant Screen Rate, if any; and

      (b)    (i)  in respect of subsequent  Interest Periods in respect of the
                  Series 1 Class A Seventh Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;

             (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Seventh Issuer Notes, the Series 1 Class M Seventh Issuer Notes, the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, the Series 2 Class M Seventh Issuer Notes and the Series 3 Class A Seventh Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

             (iii) in respect  of subsequent Interest Periods in respect of the
                   Series 4 Class A1 Seventh Issuer Notes, the Series 4 Class B Seventh Issuer Notes and the Series 4 Class M Seventh Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Telerate Page No. 248; and

             (iv) in respect of subsequent Interest Periods in respect of the Series 3 Class B Seventh Issuer Notes, the Series 3 Class M Seventh Issuer Notes and the Series 4 Class A2 Seventh Issuer Notes, the arithmetic mean of offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

             in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

      RELEVANT SEVENTH ISSUER NOTES has the meaning given in Clause 2.2 of the Seventh Issuer Post-Enforcement Call Option Agreement;

      REPAYMENT DATE means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Interest Payment Date in July 2040;

      REQUISITE RATINGS means a rating of P-1 by Moody's, F1+ by Fitch and A-1+ by Standard & Poor's;

      SCHEDULED PRINCIPAL REPAYMENT means, in respect of the Seventh Issuer Term AAA Advances, the Seventh Issuer Term AA Advances and the Seventh Issuer Term A Advances or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

      SCHEDULED REDEMPTION DATES means:

      (a) in respect of the Series 1 Class A Seventh Issuer Notes, the Interest Payment Dates in [January 2004] and [April 2004];

      (b) in respect of the Series 2 Class A Seventh Issuer Notes, the Interest Payment Date in [January 2006]; and

      (c) in respect of the Series 3 Class A Seventh Issuer Notes, the Interest Payment dates in [January 2007 and April 2007];

      SCHEDULED REPAYMENT DATES means:

      (a) in respect of the Seventh Issuer Series 1 Term AAA Advance, the Interest Payment Dates in [ January 2004] and [April 2004];

      (b) in respect of the Seventh Issuer Series 2 Term AAA Advance, the Interest Payment Date in [January 2006]; and

      (c) in respect of the Seventh Issuer Series 3 Term AAA Advance, the Interest Payment Dates in [January 2007 and April 2007];

      SECOND AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS means the agreement so named between Funding, Holmes Financing (No. 1), Holmes Financing (No. 2), Holmes Financing (No. 3), the Security Trustee and the Agent Bank dated 5th July 2001;

      SECURITIES ACT means the United States Securities Act of 1933, as amended;

      SECURITY TRUSTEE means JPMorgan Chase Bank, London Branch (formerly known as The Chase Manhattan Bank, London Branch) or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Funding Deed of Charge;

      SENIOR LIABILITIES means the items listed in paragraphs (a) and items (c) to (g) of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments;

      SERIES 1 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 1 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 1 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 2 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 1 CLASS M DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class M Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class M Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 3 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 1 DEFINITIVE SEVENTH ISSUER NOTES means the Series 1 Class A Definitive Seventh Issuer Notes, the Series 1 Class B Definitive Seventh Issuer Notes and the Series 1 Class M Definitive Seventh Issuer Notes;

      SERIES 2 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 4 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 2 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 5 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 2 CLASS M DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class M Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class M Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 6 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 2 DEFINITIVE SEVENTH ISSUER NOTES means the Series 2 Class A Definitive Seventh Issuer Notes, the Series 2 Class B Definitive Seventh Issuer Notes and the Series 2 Class M Definitive Seventh Issuer Notes;

      SERIES 3 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 7 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 3 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 8 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 3 CLASS M DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class M Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class M Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 9 of
      Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 3 DEFINITIVE SEVENTH ISSUER NOTES means the Series 3 Class A Definitive Seventh Issuer Notes, the Series 3 Class B Definitive Seventh Issuer Notes and the Series 3 Class M Definitive Seventh Issuer Notes;

      SERIES 4 CLASS A1 DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A1 Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A1 Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 10 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 4 CLASS A2 DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A2 Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A2 Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 11 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 4 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 12 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 4 CLASS M DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class M Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class M Definitive Seventh Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 13 of Schedule 2 to the Seventh Issuer Trust Deed;

      SERIES 4 DEFINITIVE SEVENTH ISSUER NOTES means the Series 4 Class A1 Definitive Seventh Issuer Notes, the Series 4 Class A2 Definitive Seventh Issuer Notes, the Series 4 Class B Definitive Seventh Issuer Notes and the Series 4 Class M Definitive Seventh Issuer Notes;

      SERIES 1 CLASS A DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 1 Class A Dollar Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 1 CLASS B DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 1 Class B Dollar Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 1 CLASS M DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 1 Class M Dollar Currency Swap Provider, the Seventh

      Issuer  and  the  Seventh  Issuer  Security  Trustee   as   amended   and
      supplemented from time to time;

      SERIES 1 CLASS A DOLLAR CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 1 CLASS B DOLLAR CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 1 CLASS M DOLLAR CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 1 DOLLAR CURRENCY SWAP AGREEMENTS the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement and the Series 1 Class M Dollar Currency Swap Agreement;

      SERIES 1 DOLLAR CURRENCY SWAP PROVIDER means the Series 1 Class A Dollar Currency Swap Provider, the Series 1 Class B Dollar Currency Swap Provider and the Series 1 Class M Dollar Currency Swap Provider;

      SERIES 2 CLASS A DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 2 Class A Dollar Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 2 CLASS B DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 2 Class B Dollar Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 2 CLASS M DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 2 Class M Dollar Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 2 CLASS A DOLLAR CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 2 CLASS B DOLLAR CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 2 CLASS M DOLLAR CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 2 DOLLAR CURRENCY SWAP AGREEMENTS means the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement and the Series 2 Class M Dollar Currency Swap Agreement;

      SERIES 2 DOLLAR CURRENCY SWAP PROVIDER means the Series 2 Class A Dollar Currency Swap Provider, the Series 2 Class B Dollar Currency Swap Provider and the Series 2 Class M Dollar Currency Swap Provider;

      SERIES 3 CLASS A DOLLAR CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 3 Class A Dollar Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 3 DOLLAR CURRENCY SWAP AGREEMENT means the Series 3 Class A Dollar Currency Swap Agreement;

      SERIES 3 CLASS A DOLLAR CURRENCY SWAP PROVIDER means {circle};

      SERIES 4 CLASS A1 EURO CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 4 Class A1 Euro Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 4 CLASS B EURO CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 3 Class B Euro Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 4 CLASS M EURO CURRENCY SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 3 Class M Euro Currency Swap Provider, the Seventh Issuer and the Seventh Issuer Security Trustee as amended and supplemented from time to time;

      SERIES 4 CLASS A1 EURO CURRENCY SWAP PROVIDER means {circle};

      SERIES 4 CLASS B EURO CURRENCY SWAP PROVIDER means {circle};

      SERIES 4 CLASS M EURO CURRENCY SWAP PROVIDER means [{circle}];

      SERIES 1 CLASS A SEVENTH ISSUER NOTES means the US$750,000,000 series 1 class A floating rate notes due April 2004;

      SERIES 1 CLASS B SEVENTH ISSUER NOTES means the US$22,500,000 series 1 class B floating rate notes due July 2040;

      SERIES 1 CLASS M SEVENTH ISSUER NOTES means the US$38,250,000 series 1 class M floating rate notes due July 2040;

      SERIES 2 CLASS A SEVENTH ISSUER NOTES means the US$1,250,000,000 series 2 class A floating rate notes due January 2008;

      SERIES 2 CLASS B SEVENTH ISSUER NOTES means the US$37,500,000 series 2 class B floating rate notes due July 2040;

      SERIES 2 CLASS M SEVENTH ISSUER NOTES means the US$63,750,000 Series 2 Class M floating rate notes due July 2040;

      SERIES 3 CLASS A SEVENTH ISSUER NOTES means the US$500,000,000 series 3 class A floating rate notes due July 2020;

      SERIES     3     CLASS    B    SEVENTH    ISSUER    NOTES    means    the
      {pound-sterling}15,000,000 series 3 class B floating rate notes due July 2040;

      SERIES    3    CLASS    M    SEVENTH    ISSUER     NOTES     means    the
      {pound-sterling}20,000,000 series 3 class M floating rate notes due July 2040;

      SERIES 4 CLASS A SEVENTH ISSUER NOTES means the series 4 Class A1 Seventh Issuer notes and the series 4 Class A2 Seventh Issuer Notes;

      SERIES 4 CLASS A1 SEVENTH ISSUER NOTES means the e500,000,000 series 4 class A1 floating rate notes due July 2040;

      SERIES 4 CLASS A2 ISSUER NOTES means the {pound-sterling}250,000,000 series 4 Class A2 floating rate notes due July 2040;

      SERIES 4 CLASS B ISSUER NOTES means the e41,000,000 series 4 class B floating rate notes due July 2040;

      SERIES 4 CLASS M ISSUER NOTES means the e56,000,000 series 4 class M floating rate notes due July 2040;

      SERIES 1 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Seventh Issuer Notes;

      SERIES 1 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class B Seventh Issuer Notes;

      SERIES 1 CLASS M SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class M Seventh Issuer Notes;

      SERIES 2 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Seventh Issuer Notes;

      SERIES 2 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class B Seventh Issuer Notes;

      SERIES 2 CLASS M SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class M Seventh Issuer Notes;

      SERIES 3 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A Seventh Issuer Notes;

      SERIES 3 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class B Seventh Issuer Notes;

      SERIES 3 CLASS M SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class M Seventh Issuer Notes;

      SERIES 4 CLASS A SEVENTH ISSUER NOTEHOLDERS means the Series 4 Class A1 Seventh issuer Noteholders and the Series 4 Class A2 Seventh Issuer Noteholders;

      SERIES 4 CLASS A1 SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A1 Seventh Issuer Notes;

      SERIES 4 CLASS A2 SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A2 Seventh Issuer Notes;

      SERIES 4 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class B Seventh Issuer Notes;

      SERIES 4 CLASS M SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class M Seventh Issuer Notes;

      SERIES 1 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class A Seventh Issuer Notes;

      SERIES 1 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class B Seventh Issuer Notes;

      SERIES 1 CLASS M GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class M Seventh Issuer Notes;

      SERIES 1 GLOBAL SEVENTH ISSUER NOTES means the Series 1 Class A Global Seventh Issuer Note, the Series 1 Class B Global Seventh Issuer Note and the Series 1 Class M Global Seventh Issuer Note;

      SERIES 2 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class A Seventh Issuer Notes;

      SERIES 2 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class B SEVENTH Issuer Notes;

      SERIES 2 CLASS M GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class M Seventh Issuer Notes;

      SERIES 2 GLOBAL SEVENTH ISSUER NOTES means the Series 2 Class A Global Seventh Issuer Note, the Series 2 Class B Global Seventh Issuer Note and the Series 2 Class M Global Seventh Issuer Note;

      SERIES 3 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A Seventh Issuer Notes;

      SERIES 3 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class B Seventh Issuer Notes;

      SERIES 3 CLASS M GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class M Seventh Issuer Notes;

      SERIES 3 GLOBAL SEVENTH ISSUER NOTES means the Series 3 Class A Global Seventh Issuer Note, the Series 3 Class B Global Seventh Issuer Note and the Series 3 Class M Global Seventh Issuer Note;

      SERIES 4 CLASS A GLOBAL SEVENTH ISSUER NOTE means a Series 4 Class A1 Global Seventh Issuer Note or a Series 4 Class A2 Global Seventh Issuer Note;SERIES 4 CLASS A1 GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A1 Seventh Issuer Notes;

      SERIES 4 CLASS A2 GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A2 Seventh Issuer Notes;

      SERIES 4 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class B Seventh Issuer Notes;

      SERIES 4 CLASS M GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class M Seventh Issuer Notes;

      SERIES 4 GLOBAL SEVENTH ISSUER NOTES means the Series 4 Class A Global Seventh Issuer Notes, the Series 4 Class B Global Seventh Issuer Note and the Series 4 Class M Global Seventh Issuer Note;

      SERIES 1 SEVENTH ISSUER NOTES means collectively the Series 1 Class A Seventh Issuer Notes, the Series 1 Class B Seventh Issuer Notes and the Series 1 Class M Seventh Issuer Notes;

      SERIES 2 SEVENTH ISSUER NOTES means collectively the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes and the Series 2 Class M Seventh Issuer Notes;

      SERIES 3 SEVENTH ISSUER NOTES means collectively the Series 3 Class A Seventh Issuer Notes, the Series 3 Class B Seventh Issuer Notes and the Series 3 Class M Seventh Issuer Notes;

      SERIES 4 SEVENTH ISSUER NOTES means the Series 4 Class A1 Seventh Issuer Notes, the Series 4 Class A2 Seventh Issuer Notes, the Series 4 Class B Seventh Issuer Notes and the Series 4 Class M Seventh Issuer Notes;

      SERIES 1 CLASS A INTEREST PAYMENT DATE in respect of the Series 1 Class A Seventh Issuer Notes the 15th day of each consecutive month in each year (or, if such day is not a Business Day, the next succeeding Business
      Day), until the earliest of (a) the occurrence of a Trigger Event and (b) enforcement of the Seventh Issuer Security in accordance with the Seventh Issuer Deed of Charge, and thereafter the 15th day of [January, April, July and October] in each year (or if such day is not a Business Day, the next succeeding Business Day);

      SEVENTH ISSUER means Holmes Financing (No. 7) PLC;

      SEVENTH ISSUER ACCOUNT BANKS means the Seventh Issuer Sterling Account Bank and the Seventh Issuer Non-Sterling Account Bank;

      SEVENTH ISSUER ACCOUNT MANDATES means the Seventh Issuer Sterling Account Mandate and the Seventh Issuer Non-Sterling Account Mandate;

      SEVENTH ISSUER ACCOUNTS means the Seventh Issuer Transaction Accounts and such other bank account(s) held in the name of the Seventh Issuer with the approval of the Seventh Issuer Security Trustee from time to time;

      SEVENTH ISSUER AVAILABLE FUNDS means together the Seventh Issuer Revenue Receipts and the Seventh Issuer Principal Receipts;

      SEVENTH ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Seller, the Seventh Issuer Cash Manager, the Seventh Issuer Account Banks and the Seventh Issuer Security Trustee;

      SEVENTH ISSUER BANK ACCOUNTS has the same meaning as "Seventh Issuer Accounts";

      SEVENTH ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Seventh Issuer Cash Manager and the Seventh Issuer Security Trustee;

      SEVENTH ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Seventh Issuer and the Seventh Issuer Security Trustee pursuant to the Seventh Issuer Cash Management Agreement;

      SEVENTH ISSUER CASH MANAGER means Abbey National acting pursuant to the Seventh Issuer Cash Management Agreement as agent for the Seventh Issuer and the Seventh Issuer Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Seventh Issuer;

      SEVENTH ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in Clause 12.1 of the Seventh Issuer Cash Management Agreement;

      SEVENTH ISSUER CHARGED PROPERTY means the property charged by the Seventh Issuer pursuant to Clauses 3.1 to 3.5 (inclusive) of the Seventh Issuer Deed of Charge;

      SEVENTH ISSUER CLOSING DATE means {circle}, 2003;

      SEVENTH ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Seventh Issuer Closing Date and made between the Corporate Services Provider, the Seventh Issuer, the Seventh Issuer Post-Enforcement Call Option Holder and the Seventh Issuer Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Seventh Issuer and the Seventh Issuer Post-Enforcement Call Option Holder;

      SEVENTH ISSUER CURRENCY SWAP AGREEMENTS or SEVENTH ISSUER SWAP AGREEMENTS means the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class M Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class M Dollar Currency Swap Agreement, the Series 3 Class A Dollar Currency Swap Agreement, the Series 4 Class A1 Euro Currency Swap Agreement, the Series 4 Class B Euro Currency Swap Agreement and the Series 4 Class M Euro Currency Swap Agreement;

      SEVENTH ISSUER DEED OF CHARGE means the deed of charge dated on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Seventh Issuer Cash Manager, the Seventh Issuer Security Trustee, the Note Trustee, the Agent Bank, the Seventh Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Seventh Issuer Corporate Services Provider and the Currency Swap Providers;

      SEVENTH ISSUER DOLLAR ACCOUNT means the dollar account in the name of the Seventh Issuer (Citibank, N.A., New York, [ABA. 021000089, Swift code CITIUS33], account of Citibank, N.A., London, Swift code [CITIGB2L], sort code [18-50-04], account number [00010123668], sort code [18-50-04], IBAN
      No. [GB35 CITI 1850 0810 1236 68]);

      SEVENTH ISSUER DOLLAR ACCOUNT MANDATE means the mandate pursuant to which the Seventh Issuer Dollar Account has been established;

      SEVENTH ISSUER EURO ACCOUNT means the euro account in the name of the Seventh Issuer (Citibank, N.A., New York, ABA. [021000089], Swift code [CITIUS33], account of Citibank, N.A., London, Swift code [CITIGB2L], account number [00010123641], sort code [18-50-04], IBAN No. [GB85 CITI 1850 0810 1236 41]);

      SEVENTH ISSUER EURO ACCOUNT MANDATE means the mandate pursuant to which the Seventh Issuer Euro Account has been established;

      SEVENTH ISSUER EVENT OF DEFAULT has the meaning given to it in Condition 9 of the Seventh Issuer Notes;

      SEVENTH ISSUER INTERCOMPANY LOAN means the loan of the Seventh Issuer Term Advances made by the Seventh Issuer to Funding under the Seventh Issuer Intercompany Loan Agreement on or about the Seventh Issuer Closing Date;

      SEVENTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Seventh Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Seventh Issuer Closing Date by the Seventh Issuer, Funding, the Security Trustee and the Agent Bank;

      SEVENTH ISSUER INTERCOMPANY LOAN CONFIRMATION means the loan confirmation in respect of the Seventh Issuer Intercompany Loan Agreement entered into on or about the Seventh Issuer Closing Date and made between Funding, the Seventh Issuer and the Security Trustee;

      SEVENTH ISSUER INTERCOMPANY LOAN DETERMINATION DATE means the date falling four Business Days prior to each Interest Payment Date (within the meaning of the Master Definitions and Construction Schedule);

      SEVENTH ISSUER INTERCOMPANY LOAN ENFORCEMENT NOTICE means a notice served by the Security Trustee on Funding following the occurrence of a Seventh Issuer Intercompany Loan Event of Default under the Seventh Issuer Intercompany Loan Agreement;

      SEVENTH ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding as specified in Clause 14 of the Seventh Issuer Intercompany Loan Terms and Conditions;

      SEVENTH ISSUER INTERCOMPANY LOAN LEDGER means the ledger maintained by the Seventh Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Seventh Issuer Intercompany Loan Agreement;

      SEVENTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Seventh Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on or about the Seventh Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

      SEVENTH ISSUER NON-STERLING ACCOUNT means the Seventh Issuer Dollar Account and the Seventh Issuer Euro Account;

      SEVENTH ISSUER NON-STERLING ACCOUNT BANK means Citibank, N.A., London Branch, situated at 336 Strand, London WC2R 1HB;

      SEVENTH ISSUER NON-STERLING ACCOUNT MANDATE means the mandate pursuant to which the Seventh Issuer Non-Sterling Account has been established;

      SEVENTH ISSUER NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

      SEVENTH ISSUER NOTE ENFORCEMENT NOTICE means a Class A Seventh Issuer Enforcement Notice, a Class B Seventh Issuer Enforcement Notice or a Class M Seventh Issuer Enforcement Notice either alone or together;

      SEVENTH ISSUER NOTE EVENT OF DEFAULT an event of default by the Seventh Issuer as defined in Condition 9 of the Seventh Issuer Notes;

      SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Seventh Issuer Notes;

      SEVENTH ISSUER NOTES means the Class A Seventh Issuer Notes, the Class B Seventh Issuer Notes and the Class M Seventh Issuer Notes;

      SEVENTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Seventh Issuer Security Trustee in respect of the Seventh Issuer Notes;

      SEVENTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the Seventh Issuer Paying Agent and Agent Bank Agreement;

      SEVENTH ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the post-enforcement call option agreement entered into on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Post-Enforcement Call Option Holder and the Seventh Issuer Security Trustee;

      SEVENTH ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Seventh Issuer Revenue Receipts and the Seventh Issuer Principal Receipts will be applied following the enforcement of the Seventh Issuer Security, as set out in Clause 6.4 of the Seventh Issuer Deed of Charge;

      SEVENTH ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Seventh Issuer Principal Receipts will be applied until enforcement of the Seventh Issuer Security and as set out in Schedule 2 to the Seventh Issuer Cash Management Agreement;

      SEVENTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Seventh Issuer Pre-Enforcement Principal Priority of Payments and the Seventh Issuer Pre-Enforcement Revenue Priority of Payments;

      SEVENTH ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Seventh Issuer Revenue Receipts will be applied until enforcement of the Seventh Issuer Security and as set out in Schedule 2 to the Seventh Issuer Cash Management Agreement;

      SEVENTH ISSUER PRINCIPAL RECEIPTS means principal amounts repaid by Funding in respect of the Seventh Issuer Term Advances under the terms of the Seventh Issuer Intercompany Loan Agreement;

      SEVENTH ISSUER REVENUE RECEIPTS means on an Interest Payment Date, an amount equal to the aggregate of:

      (a) interest paid by Funding on the relevant Interest Payment Date in respect of the Seventh Issuer Term Advances under the terms of the Seventh Issuer Intercompany Loan Agreement;

      (b) fees to be paid by Funding on the relevant Interest Payment Date under the terms of the Seventh Issuer Intercompany Loan Agreement;

      (d) interest payable on the Seventh Issuer Bank Accounts and any Authorised Investments made with funds standing to the credit of the Seventh Issuer Bank Accounts which will be received on or before the relevant Interest Payment Date;

      (e) other net income of the Seventh Issuer including amounts received or to be received under the Seventh Issuer Swap Agreements (but excluding, for the avoidance of doubt, Seventh Issuer Principal Receipts);

      (f) if the Seventh Issuer receives any additional amount from a Seventh Issuer Swap Provider pursuant to Clause 2(d)(i)(4) of any Seventh Issuer Swap Agreement, and the Seventh Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Seventh Issuer receives a windfall) (for the purposes of this definition, a REFUND PAYMENT), an amount equal to that Refund Payment; and

      (g) amounts available to be drawn under the Seventh Issuer Liquidity Facility on the relevant Interest Payment Date;

      SEVENTH ISSUER SECURED CREDITORS means those parties to the Seventh Issuer Deed of Charge who have the benefit of the Seventh Issuer Security being the Seventh Issuer Security Trustee, the Currency Swap Providers, the Note Trustee, the Seventh Issuer Liquidity Facility Provider, the Seventh Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Seventh Issuer Noteholders, the Corporate Services Provider and the Seventh Issuer Cash Manager;

      SEVENTH ISSUER SECURED OBLIGATIONS means any and all of the moneys and liabilities which the Seventh Issuer covenants to pay or discharge under Clause 2 of the Seventh Issuer Deed of Charge and all other amounts owed by it to the Seventh Issuer Secured Creditors under and pursuant to the Transaction Documents;

      SEVENTH ISSUER SECURITY means the security granted by the Seventh Issuer under the Seventh Issuer Deed of Charge;

      SEVENTH ISSUER SECURITY TRUSTEE means The Bank of New York or such other person or all other persons for the time being acting as the security trustee or security trustees pursuant to the Seventh Issuer Deed of Charge;

      SEVENTH ISSUER SERIES 1 TERM A ADVANCE means the sub-loan of the Seventh Issuer Term A Advances in the amount of {pound-sterling}[24,160,000] and corresponding to the issue of the Series 1 Class M Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 1 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of {pound-sterling}[14,210,000] and corresponding to the issue of the Series 1 Class B Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 1 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of {pound-sterling}[473,780,000] and corresponding to the issue of the Series 1 Class A Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 1 TERM ADVANCES means the Seventh Issuer Series 1 Term AAA Advance, the Seventh Issuer Series 1 Term AA Advance and the Seventh Issuer Series 1 Term A Advance;

      SEVENTH ISSUER SERIES 2 TERM A ADVANCE means the sub-loan of the Seventh Issuer Term A Advances in the amount of {pound-sterling}[40,270,000] and corresponding to the Series 2 Class M Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 2 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of {pound-sterling}[23,690,000] and corresponding to the issue of the Series 2 Class B Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 2 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of {pound-sterling}[789,640,000] and corresponding to the issue of the Series 2 Class A Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 2 TERM ADVANCES means the Seventh Issuer Series 2 Term AAA Advance, the Seventh Issuer Series 2 Term AA Advance and the Seventh Issuer Series 2 Term A Advance;

      SEVENTH ISSUER SERIES 3 TERM A ADVANCE means the sub-loan of the Seventh Issuer Term A Advance in the amount of {pound-sterling}[20,000,000] and corresponding to the issue of the Series 3 Class M Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 3 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of {pound-sterling}[15,000,000] and corresponding to the issue of the Series 3 Class B Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 3 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of {pound-sterling}[315,856,000] and corresponding to the issue of the Series 3 Class A Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 3 TERM ADVANCES means the Seventh Issuer Series 3 Term AAA Advances, the Seventh Issuer Series 3 Term AA Advance and the Seventh Issuer Series 3 Term A Advance;

      SEVENTH ISSUER SERIES 4 TERM A ADVANCE means the sub-loan of the Seventh Issuer Term A Advances in the amount of {pound-sterling}[38,590,000] and corresponding to the issue of the Series 4 Class M Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 4 TERM AAA ADVANCES means the Seventh Issuer Series 4A1 Term AAA Advance and the Seventh Issuer Series 4A2 Term AAA Advance;

      SEVENTH ISSUER SERIES 4 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of {pound-sterling}[28,256,000] and corresponding to the issue of the Series 4 Class B Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 4A1 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of {pound-sterling}[344,590,000] and corresponding to the issue of the Series 4 Class A1 Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 4A2 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of {pound-sterling}[250,000,000] and corresponding to the issue of the Series 4 Class A2 Seventh Issuer Notes;

      SEVENTH ISSUER SERIES 4 TERM ADVANCES means the Seventh Issuer Series 4 Term AAA Advances, the Seventh Issuer Series 4 Term AA Advance and the Seventh Issuer Series 4 Term A Advance;

      SEVENTH ISSUER STERLING ACCOUNT means the sterling account in the name of the Seventh Issuer (account number [00648620], Holmes Financing (No. 7) PLC, reference [1810], sort code [09-00-20]) held with Abbey National plc;

      SEVENTH ISSUER STERLING ACCOUNT BANK means Abbey National plc, situated at 21 Prescot Street, London E1 8AD;

      SEVENTH ISSUER STERLING ACCOUNT MANDATE means the mandate pursuant to which the Seventh Issuer Sterling Account has been established;

      SEVENTH ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

      SEVENTH ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the SEVENTH Issuer Swap Agreements) where a SEVENTH Issuer Swap Provider is the Defaulting Party;

      SEVENTH ISSUER SWAP PROVIDERS means the Dollar Currency Swap Providers and the Euro Currency Swap Provider or any of them as the context requires;

      SEVENTH ISSUER SWAPS means the Dollar Currency Swaps and the Euro Currency Swaps;

      SEVENTH ISSUER TERM A ADVANCES means the Seventh Issuer Series 1 Term A Advance, the Seventh Issuer Series 2 Term A Advance, the Seventh Issuer Series 3 Term A Advance and the Seventh Issuer Series 4 Term A Advances;

      SEVENTH ISSUER TERM AA ADVANCES means the Seventh Issuer Series 1 Term AA Advance, the Seventh Issuer Series 2 Term AA Advance, the Seventh Issuer Series 3 Term AA Advance and the Seventh Issuer Series 4 Term AA Advance;

      SEVENTH ISSUER TERM AAA ADVANCES means the Seventh Issuer Series 1 Term AAA Advance, the Seventh Issuer Series 2 Term AAA Advance, the Seventh Issuer Series 3 Term AAA Advance and the Seventh Issuer Series 4 Term AAA Advances;

      SEVENTH ISSUER TERM ADVANCES means the Seventh Issuer Term AAA Advances, the Seventh Issuer Term AA Advances and the Seventh Issuer Term A Advances together and, as the context may require, any New Term Advance;

      SEVENTH ISSUER TRANSACTION ACCOUNT MANDATES means the Seventh Issuer Sterling Account Mandate and the Seventh Issuer Non-Sterling Account Mandate;

      SEVENTH ISSUER TRANSACTION ACCOUNTS means the Seventh Issuer Sterling Account and the Seventh Issuer Non-Sterling Accounts (or such other accounts at such other banks as may become a Seventh Issuer Transaction Account in accordance with the Transaction Documents);

      SEVENTH ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Seventh Issuer is a party, including the Seventh Issuer Intercompany Loan Agreement, the Seventh Issuer Trust Deed, the Seventh Issuer Paying Agent and Agent Bank Agreement, the Seventh Issuer Deed of Charge, the Seventh Issuer Cash Management Agreement, the

      Currency Swap Agreements, the Seventh Issuer Bank Account Agreement, the Seventh Issuer Post-Enforcement Call Option Agreement, the Seventh Issuer Corporate Services Agreement and the Funding Deed of Charge;

      SEVENTH ISSUER TRUST DEED means the trust deed entered into on or about the Seventh Issuer Closing Date between the Seventh Issuer and the Note Trustee constituting the Seventh Issuer Notes;

      SPECIFIED OFFICE means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Seventh Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Seventh Issuer and the Seventh Issuer Security Trustee pursuant to the Seventh Issuer Paying Agent and Agent Bank Agreement;

      STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply;

      SUBSCRIPTION AGREEMENTS means the Subscription Agreement relating to the sale of the Series 3 Seventh Issuer Notes and the sale of the Series 4 Seventh Issuer Notes dated {circle}, 2003 between the Seventh Issuer, Abbey National, Funding, the Mortgages Trustee and the Lead Managers;

      SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

      SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

      SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

      SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

      TAX PAYMENT means a payment made by the Seventh Issuer to the Seventh Issuer Liquidity Facility Provider as per Clause 10.1 of the Seventh Issuer Liquidity Facility Agreement;

      TERM ADVANCE RATE OF INTEREST has the meaning given in Clause 6.2 of the Intercompany Loan Terms and Conditions;

      TERM ADVANCE RATING means the designated ratings which corresponds to the ratings assigned on the Seventh Issuer Closing Date to the corresponding class of Seventh Issuer Notes, the proceeds of which are applied by the Seventh Issuer to make such Term Advance to Funding. Any subsequent changes made to the ratings of the Seventh Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

      TERMS AND CONDITIONS has the same meaning as "Conditions";

      TRANSACTION  means  the   transaction  contemplated  by  the  Transaction
      Documents;

      TRANSACTION DOCUMENT or RELEVANT DOCUMENT means any of the following documents:

      (a)    the Subscription Agreement;

      (b)    the Underwriting Agreement;

      (c)    the Seventh Issuer Intercompany Loan Agreement;

      (d)    the Mortgages Trust Deed;

      (e) the Abbey Deed and Power of Attorney in relation to the Mortgages Trust Deed;

      (f)    the Mortgage Sale Agreement;

      (g)    each Scottish Trust Deed;

      (h)    the Seller Power of Attorney;

      (i)    the Seventh Issuer Deed of Charge;

      (j)    the Seventh Issuer Power of Attorney;

      (k)    the Funding Deed of Charge;

      (l)    the Funding Power of Attorney;

      (m)    the Funding Deed of Charge;

      (n)    the Funding Liquidity Facility Agreement;

      (o)    the Seventh Issuer Liquidity Facility Agreement;

      (p)    the Dollar Currency Swap Agreements;

      (q)    the Euro Currency Swap Agreements;

      (r)    the Funding Swap Agreement;

      (s)    the Seventh Issuer Trust Deed;

      (t)    the Seventh Issuer Paying Agent and Agent Bank Agreement;

      (u)    the Amended and Restated Servicing Agreement;

      (v)    the Cash Management Agreement;

      (w)    the Seventh Issuer Cash Management Agreement;

      (x)    the Funding Guaranteed Investment Contract;

      (y)    the Mortgages Trustee Guaranteed Investment Contract;

      (z)    the Seventh Issuer Post-Enforcement Call Option Agreement;

      (aa)   the Bank Account Agreement;

      (bb)   the Seventh Issuer Bank Account Agreement;

      (cc)   the Corporate Services Agreement;

      (dd)   the Seventh Issuer Corporate Services Agreement; and

      (ee)   the Seventh Start-up Loan Agreement;

      TRANSFER AGENT means J.P. Morgan Bank Luxembourg S.A. in its capacity as the transfer agent appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Seventh Issuer Notes;

      TRUSTEE ACTS means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

      UNDERWRITING AGREEMENT means the Underwriting Agreement relating to the sale of the Series 1 Seventh Issuer Notes and the Series 2 Seventh Issuer Notes dated {circle}, 2003 between the Seventh Issuer, Funding, the Mortgages Trustee and, [Barclays Capital Inc.] and J.P. Morgan Securities Inc.;

      US PAYING AGENT means JPMorgan Chase Bank, New York Branch as paying agent in the United States of America; and

2.    INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

      AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

      the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      DIRECTION or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Seventh Issuer Notes shall mean:

      (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Seventh Issuer Security Trustee, affects the interests of the holders of one class only of the Class A Seventh Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Seventh Issuer Notes;

      (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Seventh Issuer Security Trustee, affects the interests of the holders of any two or more classes of the Class A Seventh Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Seventh Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Seventh Issuer Notes; and

      (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Seventh Issuer Security Trustee, affects the interests of the holders of any two or more classes of the Class A Seventh Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Seventh Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Seventh Issuer Notes;

      and, in the case of (b) above, where the relevant classes of the Class A Seventh Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Seventh Issuer Notes denominated in US dollars or euro shall be the equivalent in sterling at the currency Swap Rate;

      DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

      a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      HOLDING COMPANY means a holding company within the meaning of Section 736 of the Companies Act 1985;

      INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

      PARTY shall be construed as a party to a particular agreement, as the case may be;

      SUBSIDIARY means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      TARGET BUSINESS DAY means a day on which the Trans-European Automated Real-time Gross settlement Express transfer (TARGET) system is open;

      VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 {pound-sterling}, STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLAR or USD denotes the lawful currency for the time being of the United States of America and e, EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Seventh Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Master Seventh Issuer Definitions Schedule is expressed to be incorporated or to which this Seventh Issuer Master Definitions and Construction Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)    words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) reference to a time of day shall be construed as a reference to London time; and

      (i)    references  to  any  person  shall  include  references   to   his
             successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Seventh Issuer Agreements that does not appear in this Seventh Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), as the context so requires. In the event of a conflict between the definitions in the Seventh Issuer Master Definitions and Construction Schedule and the Master Definitions and Construction Schedule, the definitions in the Seventh Issuer Master Definitions and Construction Schedule shall prevail.

3.    GOVERNING LAW

      This Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

                                  SIGNATORIES

SIGNED for the purposes of identification by  )
ALLEN & OVERY                                 )


SIGNED for the purposes of identification by  )
SLAUGHTER AND MAY                             )